Other Long-Term Liabilities (Detail) - USD ($) $ in Thousands	Apr. 27, 2019	Apr. 28, 2018
Other Long-Term Liabilities
Deferred rent	$ 52,707	$ 50,720
Insurance liabilities	12,615	12,589
Asset retirement obligations	12,949	11,629
Tax liabilities and reserves	3,406	5,124
Other	2,849	4,209
Total other long-term liabilities	$ 84,526	$ 84,271